Other Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of other liabilities [text block] [Abstract]
Other Liabilities
26.	Other Liabilities:

As of December 31, 2019 and 2020, other liabilities are detailed as follows:

	2019	2020
	MCh$	MCh$
Accounts and notes payable	231,465	273,143
Documents intermediated (*)	80,190	137,546
Income received in advance (**)	125,418	68,907
Cobranding	30,186	29,213
VAT payable	4.523	5,742
Securities unliquidated	135,547	2,725
Insurance payments	1,157	1,802
Outstanding transactions	792	725
Others	22,389	34,540
Total	631,667	554,343

(*)	This item mainly includes financing of simultaneous operations performed by subsidiary Banchile Corredores de Bolsa S.A.

(**)	On January 28, 2019, Banco de Chile and its subsidiary Banchile Corredores de Seguros Ltda. informed that they had entered into a strategic alliance with the insurance companies Chubb Seguros Chile S.A. and Chubb Seguros de Vida Chile S.A. The framework of the strategic alliance establishes the general terms and conditions pursuant to which the Bank will grant, for a period of 15 years, exclusive access to the said insurance companies to provide insurance to clients via the face-to-face and digital channels of the Bank, through Banchile, as well as, granting access to existing clients of the Bank, subject to the exceptions agreed upon by the parties.

The aforementioned agreement included an initial payment on the date of the signing of the contracts, in accordance with the terms and conditions thereof, and annual payments subject to compliance with insurance sales objectives during the agreement lifetime.

On June 4, 2019, Banco de Chile received the payment from these insurance companies for an amount of Ch$149,061 million, which was recorded according to IFRS 15. The related income is recognized at the time of providing access to existing clients to these insurance companies and over time, depending on compliance with the associated performance obligations.